SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2006

RUBIO’S RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-26125 (Commission File Number)	33-0100303 (I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California (Address of Principal Executive Offices)	92008 (Zip Code)

Registrant’s telephone number, including area code:	(760) 929-8226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Material Definitive Agreement

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 22, 2006, the Registrant filed a Current Report on Form 8-K (the “Form 8-K”) reporting the appointment of Daniel E. Pittard to the positions of President and Chief Executive Officer, and the Registrant’s entry into an employment agreement with Mr. Pittard in connection therewith. This Amendment No. 1 to the Form 8-K (the “Form 8-K/A”) is filed by the Registrant to correct Exhibit 10.64 to the Form 8-K. A revised Exhibit 10.64 is included in this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

10.64	Letter Agreement between Daniel E. Pittard and the Company, dated August 21, 2006.

99.1*	Press Release, dated August 21, 2006.

*Previously filed as an exhibit to the Form 8-K on August 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 28, 2006

RUBIO’S RESTAURANTS, INC.

By:	/s/ John Fuller
John Fuller
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.64	Letter Agreement between Daniel E. Pittard and the Company, dated August 21, 2006.

99.1*	Press Release, dated August 21, 2006.

*Previously filed as an exhibit to the Form 8-K on August 22, 2006.